As filed with the Securities and Exchange Commission on June 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2013

Date of reporting period:  March 31, 2013

Item 1. Reports to Stockholders.

COLDSTREAM DIVIDEND GROWTH FUND

Annual Report
March 31, 2013

Dear Fellow Shareholders:

March 31, 2013 marks the end of the Fund’s second fiscal year. While we are generally pleased with the absolute performance of the Fund, we are disappointed with the performance relative to its benchmarks, the Russell 1000® Value Index and the S&P 500® Index. The underperformance can be largely explained by the Fund’s lack of exposure to Banks; we note that many bank stocks no longer meet the dividend growth criteria the Fund has for investment, hence the low exposure. The Russell 1000 Value® Index has a large exposure to Banks and the financial sector had excellent performance over the period. It is interesting to note that over the fiscal year the S&P 500® Index was up 13.96%, which was in line with the Fund’s performance. We are pleased our Fund was up by 12.03% for the last quarter which was only 28 basis points behind the benchmark and 142 basis points ahead of the S&P 500® Index.

Performance for the periods ended March 31, 2013 are as follows:

	CMDGX Fund	Russell 1000® Value Index	S&P 500® Index
Fiscal Year 4/1/12‐3/31/13	13.19%	18.77%	13.96%
Last Quarter 1/1/13‐3/31/13	12.03%	12.31%	10.61%
Since Inception 9/30/10‐3/31/13	11.97%	16.50%	16.07%

Gross Expense Ratio: 1.31%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1‐877‐476‐1909. For time periods over one year, returns are annualized.

Holdings that helped drive our performance over the fiscal year include Abbott Laboratories (+23.84%), Colgate Palmolive Co. (+23.60%), McCormick & Co., Inc. (+37.99%), HJ Heinz Co. (+39.66%), Phillips 66 (+109.12%), Walgreen Inc. (+43.77%), and Safeway Inc. (+34.78%). Our allocations to large cap Consumer Staples and Energy were important drivers of performance.

On the other hand, detractors were Microsoft Corp. (‐8.73%), Intel Corp. (‐20.19%), Apple Inc. (‐25.08%), and Staples Inc. (‐15.66%). Of the current portfolio companies, only 3 have a market value below cost and the largest unrealized loss is 25.4% (Apple Inc.).

Listed below are the Fund’s top ten holdings as of 3/31/13.

Company	Percent Weighting (%)	Annualized Yield (%)
G.E. Company	3.33	3.26
Microsoft Corporation	3.24	2.73
Target Corporation	3.17	1.95
AFLAC Incorporated	3.09	2.56
Apple Inc.	2.88	2.90
ENSCO PLC	2.80	2.95
Chevron Corporation	2.51	3.00
Medtronic, Inc.	2.50	2.25
Coca Cola Co.	2.49	2.48
Safeway Inc.	2.45	3.01

Looking at the reporting period, the markets reinforced the old adage that “markets do not always mirror the economy”. Economic growth has been anemic; unemployment remains very high – and would be higher if not for a large drop in the participation rate. The Eurozone continues in recession with numerous banking issues, and we are now dealing with the potential ramifications of the U.S. budget sequester. Despite these trends, the U.S. markets provided double digit equity returns, as measured by the S&P 500® Index.

One might ask how this could happen? Potentially because markets are forward looking; in spite of all the problems, perceived or real, many things are improving. U.S. Housing appears to have bottomed; when housing markets return to ‘normalcy’, it could create 3 million new jobs in construction and related industries. Improved technology has enabled the U.S. to tap abundant domestic crude oil and natural gas resources. In fact, the rig count has actually increased from 200 in 2009 to over 1200 today. We have become a low cost production destination, and the impact on the U.S. economy is estimated to be 3.6 million new jobs. Finally, there has been a renaissance in U.S. manufacturing. Over the past two years the U.S. has created more than a half a million new manufacturing jobs. Who would have thought foreign auto makers would choose to build cars in America for re‐exportation?

When you couple the real changes that are occurring in the economy, the modest inflation, reasonable equity valuations, and excess cash on corporate balance sheets, you tend to create higher prices. The Coldstream Dividend Growth Fund invests in equities which we believe have paid reasonable dividends, and have strong growth potential and attractive dividend and yield opportunities. We see that investors are beginning to look to equities as a source of income because of the continued decline in yields on fixed income alternatives. Currently, 56% of S&P 500® Index stocks have yields greater than a 10 year Treasury bond.

We still see a reasonable balance between risk and opportunity. Slow economic growth throughout the world should favor large cap, domestic, dividend paying stocks. We would like to thank you again for your investment in the Fund, and we are excited about what the future may hold.

Sincerely,

Robert D. Frazier
Chief Investment Officer & Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

Investment performance reflects fee waivers. In the absence of these waivers, returns would be lower.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete fund holdings.

The information provided herein represents the opinion of Coldstream Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index, an unmanaged index, consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market‐value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price‐to‐book ratios and lower forecasted growth values.

You cannot invest directly in an index.

Annualized Yield‐An annualized rate of return is the return on an investment over a period other than one year (such as a month, or two years) multiplied or divided to give a comparable one‐year return. For instance, a one‐month ROI of 1% could be stated as an annualized rate of return of 12%. Or a two‐year ROI of 10% could be stated as an annualized rate of return of 5%. Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus for the Coldstream Dividend Growth Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Quasar Distributors, LLC.

Coldstream Dividend Growth Fund
Fund Performance Chart at March 31, 2013

Average Annual Total Return:
	One Year	Since Inception 1
Coldstream Dividend Growth Fund	13.19%	11.97%
S&P 500® Index	13.96%	16.07%
Russell 1000® Index2	14.43%	16.29%
Russell 1000® Value Index	18.77%	16.50%

Total Annual Fund Operating Expenses: 1.31%

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 476‐1909.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

Coldstream Dividend Growth Fund
Fund Performance Chart at March 31, 2013 Continued

The S&P 500® Index is an unmanaged capitalization‐weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Index measures the performance of the large‐cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price‐to‐book ratios and lower forecasted growth values.

1 The Fund commenced operations on September 30, 2010.

2 Going forward, the Russell 1000® Index will replace the Russell 1000® Value Index. The Advisor believes the Russell 1000® Index is more comparable to the Fund's current blend of holdings.

Coldstream Dividend Growth Fund
EXPENSE EXAMPLE at March 31, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. The Coldstream Dividend Growth Fund is a no‐load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/12 – 3/31/13).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you Coldstream Dividend Growth Fund determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

Coldstream Dividend Growth Fund
EXPENSE EXAMPLE at March 31, 2013 (Unaudited) Continued

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period* 10/1/12 – 3/31/12

Actual	$1,000.00	$ 1,123.70	$6.62

Hypothetical	$1,000.00	$ 1,018.70	$6.29
(5% return before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half‐year)/365 days to reflect the one‐half year expense.

Coldstream Dividend Growth Fund
Sector Allocation of Portfolio Assets at March 31, 2013 (Unaudited)

2.0%
8.5%
8.2%
8.9%
2.0%
9.1%
4.3%
2.9%
5.1%
6.5%
4.7%
8.8%
9.6%
4.0%
5.1%
3.8%
6.5%
Accommodation and Food Services - 2.0%
Beverage and Tobacco Product Manufacturing - 8.5%
Chemical Manufacturing - 8.2%
Computer and Electronic Product Manufacturing - 8.9%
Fabricated Metal Product Manufacturing - 2.0%
Finance and Insurance - 9.1%
Food Manufacturing - 4.3%
Information - 2.9%
Machinery Manufacturing - 5.1%
Mining, Quarrying, and Oil and Gas Extraction - 6.5%
Miscellaneous Manufacturing - 4.7%
Petroleum and Coal Products Manufacturing - 8.8%
Retail Trade - 9.6%
Transportation Equipment Manufacturing - 4.0%
Transportation and Warehousing - 5.1%
Wholesale Trade - 3.8%
Money Market Funds - 6.5%

Percentages represent market value as a percentage of total investments.

Coldstream Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2013

Shares	COMMON STOCKS ‐92.16%	Value
	Beverage and Tobacco Product Manufacturing 8.38%
25,165	Altria Group, Inc.	$865,424
26,620	Coca‐Cola Co.	1,076,513
12,000	PepsiCo, Inc.	949,320
9,870	Philip Morris International, Inc.	915,048
		3,806,305
	Chemical Manufacturing 8.07%
25,000	Abbott Laboratories	883,000
23,000	AbbVie, Inc.	937,940
11,200	Johnson & Johnson	913,136
21,000	Merck & Co., Inc.	928,830
		3,662,906
	Computer and Electronic Product Manufacturing ‐8.82%
2,950	Apple, Inc.	1,305,758
42,900	Cisco Systems, Inc.	897,039
4,500	International Business Machines Corp.	959,850
22,060	Xilinx, Inc.	842,030
		4,004,677
	Credit Intermediation and Related Activities ‐1.95%
12,000	Ameriprise Financial, Inc.	883,800
	Fabricated Metal Product Manufacturing ‐1.97%
16,000	Crane Co.	893,760
	Food and Beverage Stores ‐2.26%
39,000	Safeway, Inc.	1,027,650
	Food Manufacturing 4.25%
14,000	H.J. Heinz Co.	1,011,780
12,500	McCormick & Co., Inc.	919,375
		1,931,155
	Food Services and Drinking Places ‐1.99%
9,075	McDonald's Corp.	904,687
	General Merchandise Stores 5.12%
22,000	Macy's, Inc.	920,480
20,500	Target Corp.	1,403,225
		2,323,705

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2013 Continued

Shares	COMMON STOCKS ‐92.16%	Value

20,000	Health and Personal Care Stores ‐2.10%
	Walgreen Co.	$953,600
	Insurance Carriers and Related Activities ‐4.99%
26,000	Aflac, Inc.	1,352,520
24,000	Marsh & McLennan Cos., Inc.	911,280
		2,263,800
	Machinery Manufacturing ‐5.03%
9,000	Deere & Co.	773,820
65,285	General Electric Co.	1,509,389
		2,283,209
105,000	Merchant Wholesalers, Durable Goods ‐1.99%
	Xerox Corp.	903,000

	Merchant Wholesalers, Nondurable Goods ‐1.74%
19,000	Cardinal Health, Inc.	790,780

	Miscellaneous Manufacturing ‐4.62%
9,000	3M Co.	956,790
24,300	Medtronic, Inc.	1,141,128
		2,097,918
	Oil and Gas Extraction ‐3.44%
11,900	Enterprise Products Partners L.P.	717,451
25,000	Marathon Oil Corp.	843,000
		1,560,451
	Petroleum and Coal Products Manufacturing ‐8.63%
9,565	Chevron Corp.	1,136,513
15,735	ConocoPhillips	945,674
9,500	Exxon Mobil Corp.	856,045
14,000	Phillips 66	979,580
		3,917,812
	Pipeline Transportation ‐3.01%
15,000	Copano Energy LLC	607,800
13,400	Plains All American Pipeline, L.P.	756,832
		1,364,632
	Publishing Industries (except Internet) ‐2.89%
45,905	Microsoft Corp.	1,313,342

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
SCHEDULE OF INVESTMENTS at March 31, 2013 Continued

Shares	COMMON STOCKS ‐92.16%	Value
	Rail Transportation ‐1.98%
6,300	Union Pacific Corp.	$897,183
	Securities, Commodity Contracts, and Other Financial
	Investments and Related Activities ‐2.04%
3,600	BlackRock, Inc.	924,768
	Support Activities for Mining ‐3.00%
22,700	Ensco PLC ‐Class A (a)	1,362,000
	Transportation Equipment Manufacturing ‐3.89%
11,000	Honeywell International, Inc.	828,850
16,000	Magna International, Inc. (a)	939,200
		1,768,050
	TOTAL COMMON STOCKS (Cost $35,798,578)	41,839,190

Shares	SHORT‐TERM INVESTMENTS ‐6.39%	Value
2,899,616	Fidelity Institutional Money Market Portfolio ‐Class I, 0.10% (b)	2,899,616
	TOTAL SHORT‐TERM INVESTMENTS (Cost $2,899,616)	2,899,616

	TOTAL INVESTMENTS IN SECURITIES (Cost $38,698,194) ‐98.55%	44,738,806
	Other Assets in Excess of Liabilities ‐1.45%	659,225
	NET ASSETS ‐100.00%	$45,398,031

(a) U.S. traded security of a foreign issuer.
(b) Rate shown is the 7‐day annualized yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES at March 31, 2013

ASSETS
Investments in securities, at value (identified cost $38,698,194)	$44,738,806
Receivables:
Fund shares sold	4,103
Investments sold	641,027
Dividends and interest	95,575
Prepaid expenses	2,272
Total assets	45,481,783
LIABILITIES
Payables:
Advisory fees	33,901
Audit fees	17,500
Administration and fund accounting fees	17,015
Transfer agent fees and expenses	6,669
Legal fees	2,389
Chief Compliance Officer fee	2,250
Custody fees	870
Shareholder reporting	731
Trustee fees	123
Accrued other expenses	2,304
Total liabilities	83,752
NET ASSETS	$45,398,031
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$45,398,031
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	3,529,433
Net asset value, offering and redemption price per share	$12.86
COMPOSITION OF NET ASSETS
Paid‐in capital	$36,098,097
Undistributed net investment income	46,158
Accumulated net realized gain on investments	3,213,164
Net unrealized appreciation on investments	6,040,612
Net assets	$45,398,031

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
STATEMENT OF OPERATIONS For the Year Ended March 31, 2013

INVESTMENT INCOME
Income	$1,087,199
Dividends (net of foreign tax withheld of $1,511)	4,198
Interest	1,091,397
Total income
Expenses
Advisory fees (Note 4)	359,897
Adminstration and fund accounting fees (Note 4)	68,480
Transfer agent fees and expenses (Note 4)	28,308
Audit fees	17,500
Legal fees	12,896
Chief Compliance Officer fee (Note 4)	8,996
Registration fees	7,925
Trustee fees	6,703
Custody fees (Note 4)	5,514
Miscellaneous expenses	3,400
Insurance expense	3,393
Reports to shareholders	1,318
Total expenses	524,330
Add: advisory fee recoupment (Note 4)	4,930
Net expenses	529,260
Net investment income	562,137
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	3,840,937
Net change in unrealized appreciation on investments	938,105
Net realized and unrealized gain on investments	4,779,042
Net Increase in Net Assets Resulting from Operations	$5,341,179

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2013	Year Ended March 31, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income	$562,137	$502,129
Net realized gain/(loss) on investments	3,840,937	(448,046)
Net change in unrealized appreciation on investments	938,105	1,972,112
Net increase in net assets resulting from operations	5,341,179	2,026,195

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(551,240)	(565,930)
Total distributions to shareholders	(551,240)	(565,930)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net change in outstanding shares (a)	(2,862,854)	7,048,753
Total increase in net assets	1,927,085	8,509,018

NET ASSETS
Beginning of year	43,470,946	34,961,928
End of year	$45,398,031	$43,470,946
Undistributed net investment income	$46,158	$8,045

(a) A summary of share transactions is as follows:

	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Paid‐in Capital	Shares	Paid‐in Capital
Shares sold	587,378	$6,734,891	1,134,757	$12,457,905
Shares issued on
reinvestments
of distributions	47,429	551,240	53,164	565,930
Shares redeemed	(882,670)	(10,148,985)	(553,215)	(5,975,082)
Net increase/(decrease)	(247,863)	$(2,862,854)	634,706	$7,048,753

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
FINANCIAL HIGHLIGHTS For a Share Outstanding Throughout Each Period

	Year Ended March 31, 2013	Year Ended March 31, 2012	Sept. 30, 2010* through March 31, 2011

Net asset value, beginning of period	$11.51	$11.13	$10.00

Income from investment operations:
Net investment income	0.15	0.14	0.06
Net realized and unrealized gain on investments	1.35	0.40	1.10
Total from investment operations	1.50	0.54	1.16

Less distributions:
From net investment income	(0.15)	(0.16)	(0.03)
From net realized gain on investments	-	-	0.00	#
Total distributions	(0.15)	(0.16)	(0.03)

Net asset value, end of period	$12.86	$11.51	$11.13

Total return	13.19%	4.96%	11.65	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$45,398	$43,471	$34,962
Ratio of expenses to average net assets:
Before advisory fee waiver/recoupment	1.24%	1.30%	1.46	%†
After advisory fee waiver/recoupment	1.25%	1.25%	1.25	%†
Ratio of net investment income to
average net assets:
Before advisory fee waiver/recoupment	1.34%	1.27%	0.94	%†
After advisory fee waiver/recoupment	1.33%	1.32%	1.15	%†
Portfolio turnover rate	86.58%	56.12%	24.38	%‡

* Commencement of operations.
† Annualized.
‡ Not annualized.
# Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013

NOTE 1 ‐ ORGANIZATION

The Coldstream Dividend Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open‐end management investment company. The investment objective of the Fund is to seek dividend income while maintaining exposure to the market. The Fund commenced operations on September 30, 2010.

NOTE 2 ‐SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open 2011‐2012 tax years, or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first‐in, first‐out basis. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex‐dividend date.

The Fund distributes substantially all net investment income, if any, quarterly, and net realized capital gains, if any, annually. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year end March 31, 2013, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid‐in Capital
$ 27,216	$ (46,747)	$ 19,531

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

F.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities ‐ The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over‐the‐counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open‐end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day‐to‐day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short‐Term Securities ‐Short‐term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2013:

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

Common Stocks	Level 1	Level 2	Level 3	Total
Accommodation and Food Services	$904,687	$-	$-	$904,687
Finance and Insurance	4,072,368	-	-	4,072,368
Information	1,313,342	-	-	1,313,342
Manufacturing	24,365,792	-	-	24,365,792
Mining, Quarrying, Oil and Gas Extraction	2,922,451	-	-	2,922,451
Retail Trade	4,304,955	-	-	4,304,955
Transportation and Warehousing	2,261,815	-	-	2,261,815
Wholesale Trade	1,693,780	-	-	1,693,780
Total Common Stocks	41,839,190	-	-	41,839,190
			-
Short‐Term Investments	2,899,616	-	-	2,899,616
			-
Total Investments in Securities	$44,738,806	$-	$-	$44,738,806

Refer to the Fund’s Schedule of Investments for a detailed break‐out of common stocks by industry classification. Transfers between levels are recognized at March 31, 2013, the end of the reporting period. The Fund recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Fund during the year ended March 31, 2013.

New Accounting Pronouncement – In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013‐01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Fund is currently evaluating the impact ASU 2013‐01 will have on the financial statements disclosures.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

NOTE 4 ‐INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Coldstream Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund. The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended March 31, 2013, the Fund incurred $359,897 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.25% of average daily net assets of the Fund. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended March 31, 2013, the Advisor recouped expenses of $4,930. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $45,208 at March 31, 2013. The expense limitation will remain in effect through at least July 28, 2013, and may be terminated only by the Trust’s Board of Trustees.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

Year	Amount
2014	$ 24,576
2015	20,632
$ 45,208

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Pursuant to the Administration Agreement, the Administrator receives from the Fund, a combined fee that would cover both fund accounting and fund administration services.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the year ended March 31, 2013, the Fund incurred the following expenses for administration and fund accounting, transfer agency, Chief Compliance Officer, and custody fees:

Administration and Fund Accounting	$ 68,480
Transfer Agency (a)	18,977
Chief Compliance Officer	8,996
Custody	5,514

(a) Does not include out‐of‐pocket expenses

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

At March 31, 2013, the Fund had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$ 17,015
Transfer Agency (a)	4,569
Chief Compliance Officer	2,250
Custody	870

(a) Does not include out‐of‐pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2013, the cost of purchases and the proceeds from sales of securities (excluding short‐term securities) were $33,975,468 and $35,202,242, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended March 31, 2013, and the year ended March 31, 2012, were characterized as follows:

	March 31, 2013	March 31, 2012
Ordinary income	$551,240	$565,930

Ordinary income distributions may include dividends paid from short‐term capital gains.

Coldstream Dividend Growth Fund
NOTES TO FINANCIAL STATEMENTS at March 31, 2013 Continued

As of March 31, 2013, the components of accumulated earnings/(losses) on a tax basis as follows:

Cost of investments	$38,726,430
Gross unrealized appreciation	6,364,336
Gross unrealized depreciation	(351,960)
Net unrealized appreciation (a)	6,012,376
Undistributed ordinary income	14,811
Undistributed long-term capital gain	3,272,747
Total distributable earnings	3,287,558
Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$9,299,934

(a) Difference between book unrealized and tax unrealized is attributable to the tax treatment of wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short‐term and/or long‐term losses. Under the law in effect prior to the Act, pre‐enactment net capital losses were carried forward for eight years and treated as short‐term losses. As a transition rule, the Act requires that post‐enactment net capital losses be used before pre‐enactment net capital losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Coldstream Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities of the Coldstream Dividend Growth Fund (the “Fund”), a series of Advisors Series Trust, including the schedule of investments, as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period September 30, 2010 (commencement of operations) to March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Coldstream Dividend Growth Fund as of March 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period September 30, 2010 to March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2013

Coldstream Dividend Growth Fund
NOTICE to Shareholders at March 31, 2013 (Unaudited)

For the year ended March 31, 2013, the Fund designated $551,240 as ordinary income for purposes of the dividends paid deduction.

For the year ended March 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2013 was 100%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the year ended March 31, 2013 was 0.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (877) 476‐1909 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12‐Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the 12‐month period ended June 30, 2012 is available without charge, upon request, by calling (877) 476‐1909. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N‐Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N‐Q. The Fund’s Form N‐Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N‐Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551‐8090. Information included in the Fund’s Form N‐Q is also available by calling (877) 476‐1909.

Coldstream Dividend Growth Fund
HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, Annual and Semi-Annual reports, proxy statements, and other similar doucments you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-476-1909 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2013 (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years

Donald E. O’Connor (age 76) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Trustee, The Forward Funds (35 portfolios).

George J. Rebhan (age 78) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund); Independent Trustee from 1999 to 2009, E*TRADE Funds

George T. Wofford (age 73) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	Trustee, Advisors SeriesTrust (for series not affiliated with the Fund).

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2013 (Unaudited) – continued

Interested Trustee

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held During Past Five Years

Joe D. Redwine(3) (age 65) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	Trustee, Advisors Series Trust (for series not affiliated with the Fund).

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Joe D. Redwine (age 65) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).

Douglas G. Hess (age 45) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Senior Vice President, Compliance and Administration, U.S. Bancorp FundServices, LLC (March 1997 to present).

Cheryl L. King (age 51) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).

Coldstream Dividend Growth Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS at March 31, 2013 (Unaudited) – continued

Officers – continued

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Michael L. Ceccato (age 55) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).

Jeanine M. Bajczyk, Esq. (age 47) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Senior Vice President and Counsel,
U.S. Bancorp Fund Services, LLC
(May 2006 to present);
Senior Counsel, Wells Fargo Funds Management, LLC
(May 2005 to May 2006);
Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-476-1909.

Coldstream Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4‐6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered and approved the continuance of the Advisory Agreement for the Coldstream Dividend Growth Fund (the “Fund”) with Coldstream Capital Management, Inc. (the “Advisor”) for another annual term. At this meeting, and at a prior meeting held on October 24‐25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the Advisor’s specific responsibilities in all aspects of day‐to‐day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day‐to‐day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered its knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short‐term and long‐term performance of the Fund as of August 31, 2012 on both an absolutebasis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar. While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over two years of performance history.

Coldstream Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) Continued

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe and Morningstar comparative universe, was below its peer group median and Lipper Index (with respect to the Lipper comparative universe) or average (with respect to the Morningstar comparative universe) for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against a broad‐based securities market benchmark.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund. The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Advisor to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Coldstream Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) Continued

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the "Expense Cap") and that the Fund’s total expense ratio was above the median and average of its peer group. The Board also noted that the Fund’s total expense ratio was below the average of its peer group when it was adjusted to include only funds with similar asset sizes. The Board also noted that the contractual advisory fee was above the median and average of its peer group and that when the peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was higher than, but closer to, the peer group average. The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund. The Board found that the management fees charged to the Fund were in line with the standard fees charged to the Advisor’s separately managed account clients.

4.
ECONOMIES OF SCALE. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund. The Board also considered that the Fund does not charge any Rule 12b‐1 fees or utilize “soft dollars.” The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall‐out benefits from these relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

Coldstream Dividend Growth Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Coldstream Dividend Growth Fund, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Coldstream Dividend Growth Fund would be in the best interest of the Fund and its shareholders.

Coldstream Dividend Growth Fund
PRIVACY NOTICE

The Fund collects non‐public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and/or

● Information about your transactions with us or others.

We do not disclose any non‐public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non‐public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker‐dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non‐public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Coldstream Capital Management, Inc.
One – 100th Avenue NE, Suite 102
Bellevue, WA 98004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY 10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(877) 476‐1909

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call (877) 476‐1909. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$14,500	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  6/4/13

By (Signature and Title)* /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date 6/4/13

* Print the name and title of each signing officer under his or her signature.